                         Corporate High Yield Fund, Inc.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN     -as tenants              UNIF GIFT.............. Custodian..............
COM      in common               MIN ACT-
                                            (Cust)                    (Minor)
TEN     -as tenants
ENT      by the
         entireties

JT      -as joint
TEN      tenants with
         right of
         survivorship            Under Uniform Gifts to
         and not as              Minors
         tenants in              Act............................................
         common                                        (State)

                     Additional
                     abbreviations
                     may also be
                     used though
                     not in the
                     above list.


For value received,..................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING  NUMBER OF

ASSIGNEE......................................................................

...............................................................................


Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

...............................................................................

...............................................................................



NY1  5296319v1

....................................................................... Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

.................................................................................

.................................................................................

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ...........................................

       ........................................................................



Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.



NY1  5296319v1

================================================================================
 Common Stock                  TEMPORARY CERTIFICATE              Common Stock
                      Exchangeable for Definitive Engraved
                       Certificate When Ready for Delivery

PAR VALUE $.10                                                    Par Value $.10

NUMBER                                                                    SHARES

             INCORPORATED
            UNDER THE LAWS
       OF THE STATE OF MARYLAND
    THIS CERTIFICATE IS TRANSFERABLE                 CUSIP 219914 10 8
     IN BOSTON, MA OR NEW YORK, NY         SEE REVERSE FOR CERTAIN DEFINITIONS

                         Corporate High Yield Fund, Inc.

   This certifies that

   is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Corporate High Yield Fund, Inc., transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation, and of all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                              Countersigned and Registered:
                                        STATE STREET BANK AND TRUST COMPANY
                                             (Boston, Massachusetts)


                                                                  Transfer Agent
                                                                  and Registrar


                                             By

         President

                                Secretary                  Authorized Signature

===============================================================================

NY1  5296319v1